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                                                                 EXHIBIT 10.2(f)


                                AMENDMENT NO. 5
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                            EXECUTIVE DEFERRAL PLAN
                          __________________________

Pursuant to the power of amendment reserved therein, the Atlantic Richfield Company Executive Deferral Plan (the "Plan") is hereby amended effective as of May 1, 1997.

Article I, Section 3.28 of the Plan is amended to read as follows:

     "3.28  Subsidiary or Affiliate means:
            (a) Any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary or Affiliate; or

            (b) Any partnership, joint venture or similar organization 50 percent or more of the profits interest or capital interest of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary or Affiliate."

Executed this 14th day of April, 1998.

ATTEST:                                     ATLANTIC RICHFIELD COMPANY

    /s/ ARMINEH SIMONIAN                        /s/ JOHN H. KELLY
BY:______________________                   BY: ___________________________
     Armineh Simonian                              JOHN H. KELLY
                                                Senior Vice President
                                                Human Resources